                                                                    Exhibit 25.1



================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

               (Exact name of trustee as specified in its charter)

                                                            95-3571558
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                     90017
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                                YOUBET.COM, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    95-4627253
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

5901 De Soto Avenue
Woodland Hills, California                                  91367
 (Address of principal executive offices)                   (Zip code)

                           ---------------------------

                                 Debt Securities
                       (Title of the indenture securities)

================================================================================

1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                   Name                          Address
--------------------------------------------------------------------------------
       Comptroller of the Currency
       United States Department of
       the Treasury                              Washington, D.C. 20219

       Federal Reserve Bank                      San Francisco, California 94105


       Federal Deposit Insurance Corporation     Washington, D.C. 20429


       (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

       1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

       2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

       3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

       4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

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       6.     The consent of the trustee required by Section 321(b) of the Act.
              (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


       Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Los Angeles, and State of California, on the 20th day of June, 2005.


                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                        By: /S/  SANDEE PARKS
                                            ------------------------------------
                                        Name:    SANDEE PARKS
                                        Title:   VICE PRESIDENT

                                                                       EXHIBIT 7



               Consolidated Report of Condition of THE BANK OF NEW
                            YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

        At the close of business March 31, 2005, published in accordance with Federal regulatory authority instructions.


                                                                                    Dollar Amounts
                                                                                     in Thousands
ASSETS

Cash and balances due from
        depository institutions:
        Noninterest-bearing balances
            and currency and coin ...............................................         9,100
        Interest-bearing balances ...............................................             0
Securities:
        Held-to-maturity securities .............................................            75
        Available-for-sale securities ...........................................        57,298
Federal funds sold and securities purchased under agreements to resell:
        Federal funds sold ......................................................        19,000
        Securities purchased under agreements to resell .........................        95,000
Loans and lease financing receivables:
        Loans and leases held for sale ..........................................             0
        Loans and leases,
          net of unearned income ................................................             0
        LESS: Allowance for loan and
          lease losses ..........................................................             0
        Loans and leases, net of unearned
          income and allowance ..................................................             0
Trading assets ..................................................................             0
Premises and fixed assets (including
        capitalized leases) .....................................................         3,876
Other real estate owned .........................................................             0
Investments in unconsolidated
        subsidiaries and associated
        companies ...............................................................             0
Customers' liability to this bank
        on acceptances outstanding ..............................................             0
Intangible assets:
      Goodwill ..................................................................       240,005
      Other Intangible Assets ...................................................        17,839
Other assets ....................................................................        34,344
                                                                                      ---------
Total assets ....................................................................     $ 476,537
                                                                                      =========

LIABILITIES

Deposits:
        In domestic offices......................................................         7,502
        Noninterest-bearing .....................................................         7,502
        Interest-bearing ........................................................             0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased .................................................             0
        Securities sold under agreements to repurchase ..........................             0
Trading liabilities .............................................................             0
Other borrowed money:
        (includes mortgage indebtedness
        and obligations under capitalized
        leases) .................................................................        58,000
Not applicable
Bank's liability on acceptances
        executed and outstanding ................................................             0
Subordinated notes and debentures ...............................................             0
Other liabilities ...............................................................        51,452
                                                                                      ---------
Total liabilities ...............................................................     $ 116,954
                                                                                      =========
Minority interest in consolidated subsidiaries ..................................             0

EQUITY CAPITAL

Perpetual preferred stock and related surplus ...................................             0
Common stock ....................................................................         1,000
Surplus .........................................................................       294,125
Retained earnings ...............................................................        64,622
Accumulated other comprehensive
        income ..................................................................          (164)
                                                                                      ---------
Other equity capital components .................................................             0
Total equity capital ............................................................     $ 359,583
                                                                                      ---------
Total liabilities, minority interest, and equity capital ........................     $ 476,537
                                                                                      =========

       I, Thomas J. Mastro, Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

       Thomas J. Mastro       )      Controller


       We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


       Richard G. Jackson     )
       Nicholas C. English    )      Directors
       Karen B. Shupenko      )



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